

Stifel Nicolaus

November 9th 2006

New York City

Forward Looking Statements

This presentation contains "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Forward-looking statements in this presentation should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors section of our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

Special Needs Plans

- Medicare Modernization established Special Needs Plans for Duals, institutionalized, and chronically ill individuals who have special needs
- QMedCare is primarily oriented to operating SNPs for those with disabling chronic conditions e.g CAD, CHF, Stroke
- It makes business sense because we receive risk adjusted payments (RAPS) from Medicare
- These payments average ~$2,000 PMPM

QMed Background

Established Medical & Disease Management with industry leading IT backbone and capabilities

- FFS and capitated markets
- Seniors and others with cardiovascular disease
- Demonstration projects with CMS

Medicare Special Needs Plans are based on this expertise

- We are a "Care Model", not a "Contracting Model" Plan
- We manage the top line
  - RAPS management tool patent filed
- We manage the bottom line
  - Clinical algorithms for physician decision support
  - C3 –Community Coordinated Care for patients linked to all providers
  - Quality reporting leading to P4P
  - Smart use of Part D, which is a tremendous boon for chronic care

QMedCare

- Operating as an Chronic SNP in South Dakota in 2006
- QMedCare of New Jersey for chronics operational January, 2007
- Duals Plan in South Dakota operational January, 2007
- Expect new markets in 2008
- Our guidance is for $38.5 – $44 Million

CMS and Congress

Congressional Democrats & Republicans both support SNPs

- The importance of being truly "Special"
- The contracting model is not in favor in Congress
- SNP RAPS eliminates the artificial transfer of funds to traditional MCOs
- The care model for the Medicare beneficiary is definitely in favor

CMS wants Special Needs Plans to succeed

- It expects chronic care SNPs to be the biggest growth in private Medicare
- Last year there were 13, in 2007 there are 72



Jack Rohfritch

President QMedCare
25 years Senior Health Care Executive

QMedCare, Inc.

Medicare Modernization Act

- Part D – Pharmacy Benefit
  - RX Reimbursement for HMO's
- RAPS (Risk Adjusted Premium System)
  - 2006 - 75% Adjusted
  - 2007 - 100% Adjusted
- Special Needs Plan (SNP)
  - Duals
  - Institutionalized
  - Chronics – CMS Approval

QMedCare Expansion

HMO Expansion

- Timing Considerations
  - HMO License
  - CMS Approval

- New Markets
  - Population size / Healthcare Systems
  - Actuarial analysis
    - Reimbursement / 5% Sample

QMedCare, Inc.
Insurance Subsidiary

Assumes Underwriting Risk for all costs

- HMO - Certificate of Authority
- Captive Insurance Company
  - LakeShore Captive Insurance Company
- Reinsurance Alliance
  - ACE

Future Opportunities

Product Offerings

- C3 / RAPS
- Dual Eligible SNPs
- Chronic Dual Eligible SNPs
- SNP Partnerships

Early Lessons

- More than a contracting strategy to create margins
- Price and design for seniors post Part D
- Understand CMS marketing guidelines
- Fully engage the selling broker community
- Execute above peers
  - Enrollment
  - Manage RAPS for Top Line
  - Medical Management for the Chronically Ill



Jane Murray

EVP, Chief Operating Officer, QMed, Inc.

Operations & Marketing

Cost and Prevalence

The Opportunity

QMED

Fundamentals	South Dakota	New Jersey
Population	112,994	276,796
Chronic Population	19,840	68,100
% Chronics	17.6%	24.6%
Total All Population Costs	$705,082,560	$2,922,965,760
Total Chronic Costs	$273,792,000	$1,511,820,000
% Chronics	38.8%	51.7%

Keys to Enrollment

QMED

- Meet the needs of hospitals
- Meet the needs of physicians
- Meet the needs of patients
- Market, market, market -- intelligently

Hospital Benefits to Joining

QMED

- **Problem** - Chronically ill patients w/ Heart Failure, Coronary Disease, Stroke, and co morbidities have extraordinary admissions and readmissions. These loosely managed patients absorb high institutional costs, often exceeding DRG reimbursements. Beds are often filled with non-procedure patients.
- **Solution -** Identify such patients in the community. Use care coordination with evidence based medicine, nurse surveillance and monitoring between office visits.
- **Result** - Reduction in hospital length of stays and improved hospital operating costs.

Physician Benefits to Joining

QMED

- 100% (non-discounted) Medicare rates
- One Plan - A, B, D, Supplemental
- One Bill – No Deductibles and No co-pays
  - No Patient A/Rs
  - No bad debt or write offs
- No Referrals
- Comprehensive Formulary (100% of top 100 Drugs)
  - Covers the 'doughnut hole' – Brand included
  - Retail and Mail
- Full support of your Care Plan to your Patient by Our Nurses
- Improved Use of Evidence Based Medicine

Patient Benefits to Joining

- "All-in-One" Medicare Parts A, B, D, & supplemental coverage designed for special needs of Heart Failure, Coronary Disease, and Stroke patients using network providers.
- Comprehensive Rx benefit with low co-pays and no deductibles, coverage through the "donut hole" including brand and generics
- Generics have a $0 co-pay
- No medical expense deductibles and zero co-pays
- Additional benefits
  - Personal Health Advisor (RN)
  - Care Management Programs, e.g.diabetes
  - Health promotion programs that focus on education and support
  - Individualized lifestyle plans to help improve quality of life

Patient Value Proposition

Cost of Coverage Comparison	HLP (QMed)	Wellmark
Heart Line Plus	$101.00	
Supplemental Premium PM	included	$140.00
Part D thru dougnut hole (option 3)	included	$110.30
Total Cost of Coverage	$101.00	$250.30
Monthly Savings	59.6%	$149.30
Cost of Coverage Comparison	**QMed**	**AARP**
QMedCare	$125.00	
Approx. Supplimental Premimum P	included	$200.00
Part D thru dougnut hole (1st Health)	included	$41.40
Total Cost of Coverage	$125.00	$241.40
Monthly Savings	48.2%	$116.40

Marketing Strategy

- Consumer focus groups
  - Key findings
- Messaging
  - Target Part D Rx and supplemental policy holders
- Lead Generation
  - Media
  - Direct Mail
  - Pharmacy Meetings
  - Community Centers
  - Gated Communities (NJ only)
- Partnerships
  - Walgreen's
  - Medical groups
  - Hospital systems

Comprehensive Broker Network

- Develop strategic relationships with key brokers specializing in senior products
- Over 250 brokers trained to sell our unique product offering
- Aligned incentives to ensure product focus and ongoing commitment
- Overall response from broker community:
  - Great product design…we can sell this !
  - No other product offering like this; unique to target the needs of the chronic population



Narinder Bhalla, MD, FACC, FSCAI

Chief Medical Officer, QMed, Inc.







Medical Management

QMED

QMed Experience

- Pioneers in the arena of disease management for managed care
- Extensive experience amongst seniors
- The results show that good medical management results in a cost savings
- Medical management has to be coordinated
  - One size does not fit all
  - Multiple components need to work together

Pioneers in DM

QMED

Risk Stratification and Prevention in Chronic Coronary Artery Disease: Use of a Novel Prognostic and Computer-Based Clinical Decision Support System in a Large Primary Managed-Care Group Practice

RICHARD I. LEVIN, M.D., KAREN L. KOENIG, Ph.D.,
MICHAEL P. CORDER, M.D., M.H.A., NARINDER P. BHALLA, M.D.,
BARRY P. ROSENZWEIG, M.D., and PHOEBE A. RECHT, M.S.

DISEASE MANAGEMENT Volume 5, Number 4, 2002 © Mary Ann Liebert, Inc.

Extensive Experience in Seniors

Senior Medicare Advantage Outcomes (113,000 lives)



Reduction
25.9%
Reduction
37.7%
Reduction
11.1%
320
200
120
100
80
60
40
20
0
Hospital Days
Skilled Nursing Facilities
ER/Outpatient/Other
Expected
Actual

Evidence Based Medicine


All Market PCP Acceptance to Recommendations
100%
80%
60%
40%
20%
0%
93%
95%
83%
76%
Ischemia
Hypertension
Lipid
ASA

Evidence Based Medicine



Physician Satisfaction
(n = 1,287)
Quality of Reports
92%
Usefulness of Recommendations
87%
Overall Satisfaction
92%



Member Satisfaction
(n = 17,105)
Staff is Helpful
92%
Understanding of Program
91%
Overall Satisfaction
91%

# of Physicians sampled– 6,437
1287 responded
# of members sampled – 68,420
17,105 responded

Care Management Engine


QMed Nurse
UM
DM/CM
Phone calls
Patient
Hospital
Pharmacy
Lab
QMed Nurse
QMed EHR
Physician
DM
Algorithms

Community Coordinated Care

Disease States Managed

Health Promotion and Prevention
Coronary Artery Disease
Heart Failure
Diabetes
Hypertension
Stroke
COPD and Asthma
Hyperlipidemia
Obesity/Weight Management

DM Algorithm


LDL controlled and HDL and TG to be determined
Start
Are TG ≥ 150
Is HDL ≥ 40
Is HDL ≥ 40
Is non HDL cholesterol > LDL + 30
Output: Continue current therapy
On fibrate?
Output: Initiate fibrate
At max?
Titrate to next dose
Page 8
On Niacin agent (niaspan or advicor (combo drug))?
Initiate niacin portion
Titrate niacin portion
Is the niacin portion @ max?
On niacin?
At max?
Titrate to next dose
Send to Card
Output: Impact other modifiable risk factors
Is BMI ≥ 30?
This patient's HDL remains low despite aggressive medical therapy. Emphasis should be placed on increasing exercise.
This patient's HDL remains low despite aggressive medical therapy. Emphasize weight loss given current BMI.
Should notation be made for diet management in addition to exercise. A BMI of > 25 is considered overweight.

Benefits of Optimal Management

- Decrease healthcare utilization
- Optimize healthcare utilization

So, How are we doing…?


84.5
82.9
85
84
84
83
83
82
Percent
Actuarial
Current
MLR

So, How are we doing …?


5,000
4,000
3,000
2,000
1,000
0
3,745
1,328
4,089
2,960
Inpt (Pred)
Inpt (actual)
SNF (pred)
SNF (actual)
Days/1000 members (annualized)

So, How are we doing …?



800
700
600
500
400
300
200
100
0
705
332
340
130
Inpt (pred)
Inpt (actual)
SNF (pred)
SNF (actual)
Admits/1000 members (annualized)

So, How are we doing …?



0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.7
0.33
0.34
0.13
Inpt (pred)
Inpt (actual)
SNF (pred)
SNF (actual)
Admit rate/member (annualized)

So, How are we doing …?



$600
$500
$400
$300
$200
$100
$0
$501.24
$202.66
$98.18
$97.00
$351.40
$331.70
Inpt (pred)
Inpt (actual)
SNF (pred)
SNF (actual)
Rx (pred)
Rx (actual)
PMPM Cost

So, How are we doing …?


25
20
15
10
5
0
5.3
4
12
22.8
Inpt (pred)
Inpt (actual)
SNF (pred)
SNF (actual)
Average LOS

So, How are we doing …?



2.5
2
1.5
1
0.5
0
85
84.5
84
83.5
83
82.5
82
2.33
1.64
84.5
82.9
Predicted
Observed
Risk Score
MLR

So, How are we doing …?


80
70
60
50
40
30
20
10
0
Percent
74
74
30
More than 6 drugs
More than 3 disease
More than 6 diseases



William T. Schmitt, Jr. CPA

Chief Financial Officer, QMed, Inc.

QMED

Financial Overview

Transition From Vendor to SNP

- Risks as a middleman
  - Industry consolidation
  - Internalizing of DM functions

- Aggregator of Premium
  - Section 231 paves the way
  - RAPS accelerates top line

- Greater Long-Term Growth Opportunities
  - C-SNPs South Dakota Chronic & Duals
  - New Jersey Chronics In 4 Counties

Guidance
$38.5 - $44 million

QMED Inc

Fundamentals	South Dakota	New Jersey
Population	112,994	276,796
Chronic Population	19,840	68,100
% Chronics	17.6%	24.6%
Total All Population Costs	$705,082,560	$2,922,965,760
Total Chronic Costs	$273,792,000	$1,511,820,000
% Chronics	38.8%	51.7%

Our guidance for 2007 is $38.5 - $44 Million revenue for New Jersey and South Dakota chronics alone (<3%)

Transition Progress

- Obtained necessary capital for infrastructure and reserve requirements – Approx $20 million
- Obtained CMS approval for SNP Programs in New Jersey (NJ) and South Dakota (SD)
  - Obtained HMO license in NJ
  - Obtained CMS MA-PD authorization
- Hired managed care expertise at various levels
- Established internal sales force
- Developed strategic relationships with external broker community with senior experience

Requirements

- **Reserve Requirements**
  - Captive insurance company Ratio 10 –1 requirement
  - NJ HMO 300% Risk Based Capital requirement

- **Due Diligence by New Jersey Department of Banking & Insurance**
  - Meet reserve needs and financial stability

Infrastructure Progress

- **Systems identifying "Gaps in Care" -** Proactively identifying Gaps to concentrate care efforts for members cost effectively
- **Systems for RAPS payments -** Patent filed, chart review identification for proper reimbursement for managing risk underwriting, maintain revenue with balanced budget act., Dr. Bhalla covered some of our early finding in this area
- **Enhancements to Broaden Medical Management Systems –** Enhanced our electronic medical record system to capture more comprehensive information, Gaps in Care systems to monitor progress and patient /physician compliance RX side and lab work/tests Help identify impactible conditions
- **This is NOT a Contracting Model –** C3
  - But, adding Insurance expertise helps
- **Systems for Rx Utilization Management –** Emphasize Drugs of known benefit…. And concentrate on compliance (Doc and Patient)







Michael W. Cox

Chief Executive Officer, QMed, Inc.

30 Years Senior Health Care Executive



QMedCare®

Conclusion

Investment Perspective

- Talented and Motivated Mgt. Team
- Right Product – Right Time – Right Price – Right Care Model
- Early SD MLR returns Trending in Right Direction
- Market Size is Large
  - 90k targets of opportunity = $1.7 BILLION (NJ +SD)
- Dual Entry in 2007 (SD)
- Expansion in and to New Markets in 2008 Likely

Why It's Special

Aspects to Consider	QMed	Regular MCO
Model	Quality Of Care	Discounted Contracts
Enrollment	Chronically Ill	Chronic Avoidance
Part D Doughnut hole	Brand and Generic	No coverage or Generics Only
Provider Interest	Friendly	Adversarial
Value Proposition	\$125 (NJ) \$101 (SD)	\$350+ (NJ + SD)
RAPS	1.5-2.0	1.0 or less



Stifel Nicolaus

November 9th 2006

New York City